U.S. SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549



                                                     FORM 8-A

                             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934



                                                eSAFETYWORLD, Inc.
                                                ------------------
                        (Exact Name of registrant as specified in its charter)


         Nevada                                               11-3496415
         State of incorporation                               (I.R.S. Employer
         or organization                                    Identification No.)

                                                  Edward A. Heil
                                            100-31 South Jersey Avenue
                                             Setauket, New York 11733
                                             ------------------------
                                     (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of each class                         Name of each exchange on which
                  to be so registered                         each class is to be registered

Common Stock, $.001 par value                        Boston Stock Exchange, Nasdaq SmallCap
                                                                          Market
----------------------------------                   -----------------------------------

----------------------------------                   -----------------------------------


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[X]



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


         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[  ]

         Securities Act registration statement file number to which this form relates:

         333-86479 (if applicable)
         ---------

         Securities to be registered pursuant to Section 12(g) of the Act:

         Common Stock, Par Value $.001
                  (Title of Class)

Item 1.  Description of Registrant's securities to be Registered

     See "Description of Securities" in the Company's Registration Statement on Amendment 2 to Form SB-2 (File No. 333-86479) which is hereby incorporated by reference.

Item 2.  Exhibits

         1.       Company's Registration Statement on Form SB-2, as amended.

     2. Articles of Incorporation and Bylaws (Exhibit 3.1, 3.2 and 3.3) to Registration No. 333-86479.

     3. Specimen of Common Stock (Exhibit 4.1) to Registration No. 333-86479.


                                                    SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                    eSAFETYWORLD, Inc.

                                    By:/s/Edward Heil
                                       Edward A. Heil
                                       (Principal Executive Officer)

                                                     Date: February 4, 2000




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